As filed with the Securities and Exchange Commission on September 3, 2002
Securities Act File No. 33-40332 Investment Company Act File No. 811-6304

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 16<R/>	|X|
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 17	|X|
(Check appropriate box or boxes)

Merrill Lynch Short Term U.S. Government Fund, Inc. (Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (609) 282-2800

Terry K. Glenn
Merrill Lynch Short Term U.S. Government Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Counsel for the Fund SIDLEY AUSTIN BROWN & WOOD LLP 787 Seventh Avenue New York, New York 10019-6018 Attention: Thomas R. Smith, Jr., Esq. Frank P. Bruno, Esq.	Philip L. Kirstein, Esq. MERRILL LYNCH INVESTMENT MANAGERS P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box)
|X|	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
If appropriate, check the following box:
| |	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, par value $.10 per share.

[LOGO] Merrill Lynch Investment Managers	www.mlim.ml.com

Prospectus

September 3, 2002

Merrill Lynch Short Term U.S. Government Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Current Income — income from interest or dividends.

Agencies — entities that are part of or sponsored by the Federal government, such as Ginnie Mae, Fannie Mae or Freddie Mac.

Mortgage-backed securities — securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans guaranteed by government agencies.

Collateralized Mortgage Obligations — mortgage-backed securities that divide the principal and interest payments collected on a pool of mortgages into several revenue streams with different priority rights to various portions of the underlying mortgage payments.

Yield — the income generated by an investment in the Fund.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND AT A GLANCE

What is the Fund’s investment objective?

The investment objective of the Fund is current income and low net asset value fluctuation.

What are the Fund’s main investment strategies?

The Fund will seek to achieve its investment objective by investing at least 80% of its net assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, such as mortgage-backed securities, including collateralized mortgage obligations and debt securities, issued or guaranteed by government agencies such as Ginnie Mae, Fannie Mae and Freddie Mac. The Fund will invest in securities that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The Fund may purchase securities of any maturity and may use derivative instruments to reduce interest rate risk. Under normal conditions, the Fund will seek to maintain a dollar-weighted average maturity of less than three years.

What are the main risks of investing in the Fund?

As with any mutual fund, and despite the Fund manager’s attempts to minimize share price fluctuation, the value of the Fund’s investments - and therefore the value of Fund shares - may fluctuate. These changes in the value of Fund shares may also occur because prices of the debt securities held by the Fund generally decrease when interest rates increase. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund’s investments goes down, you may lose money.

Although the Fund will attempt to maintain a dollar-weighted average maturity of less than three years, mortgage-backed securities may be more volatile than other government debt securities and may be subject to the risk that buyers may pay what they owe on the underlying assets more quickly than anticipated. The risk of prepayment may reduce the yield to maturity. Because of market events and interest rate changes, the dollar-weighted average maturity might not meet the stated target at all times.

Derivatives may be volatile and subject to liquidity, leverage and credit risks.

Who should invest?

The Fund may be an appropriate investment for you if you:
•	Are looking for current income.
•	Are focused on investing in short term U.S. Government securities.
•	Are looking for a professionally managed and diversified portfolio.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	3

[ICON] Key Facts

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the Fund’s average annual total returns (before and after taxes) with a broad measure of market performance. In 2000, the Fund changed its investment objective and policies from seeking high current income by investing primarily in adjustable rate securities to seeking current income and low net asset value fluctuation by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 3.02% (quarter ended September 30, 2001) and the lowest return for a quarter was -0.87% (quarter ended June 30, 1994). The Fund’s year-to-date return as of June 30, 2002 was 2.68%.

4	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

The table below compares the average annual total returns of the Fund’s shares with those of the Salomon Smith Barney 1-3 Year Treasury Index, for the periods indicated. After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Ten Years or Life of Class

Merrill Lynch Short Term U.S. Government Fund — Class A
Return Before Taxes*	5.97%	5.51%	6.04	%†

Merrill Lynch Short Term U.S. Government Fund — Class B
Return Before Taxes*	5.50%	4.98%	4.45	%††#
Return After Taxes on Distributions*	3.52%	2.95%	2.53	%††#
Return After Taxes on Distributions and
Sale of Fund Shares*	3.32%	2.97%	2.60	%††#

Merrill Lynch Short Term U.S. Government Fund — Class C
Return Before Taxes*	5.62%	4.95%	5.37	%†

Merrill Lynch Short Term U.S. Government Fund — Class D
Return Before Taxes*	5.87%	5.26%	4.86	%††

Salomon Smith Barney 1-3 Year Treasury Index** (reflects no deduction for fees, expenses or taxes):
Return for Past One, Five and Ten Years	8.31%	6.58%	6.07%
Return Since October 31, 1994	—	—	6.75%

Lehman Brothers Short-Government Index (1-2 yr.)*** (reflects no deduction for fees, expenses or taxes):
Return for Past One, Five and Ten Years	8.24%	6.45%	6.24%
Return Since October 31, 1994	—	—	6.58%

Salomon Six Month Treasury Bill**** (reflects no deduction for fees, expenses or taxes):
Return for Past One, Five and Ten Years	4.49%	5.21%	4.90%
Return Since October 31, 1994	—	—	5.35%

*	Includes all applicable fees and sales charges.
**	This unmanaged Index consists of all U.S. Treasury securities with a remaining average life of at least one year but less than three years. The Fund’s primary benchmark has been changed to this Index to provide a better comparison relative to the Fund’s investment objective. Past performance is not predictive of future performance.
***	This unmanaged Index is comprised of all U.S. Government agency and Treasury securities with maturities of one to two years. Past performance is not predictive of future performance.
****	This unmanaged Index is comprised of all U.S. Treasury bills maturing in up to six months. Past performance is not predictive of future performance.
#	This performance does not reflect the effect of conversion of Class B shares to Class D shares after approximately ten years.
†	Inception date is October 21, 1994.
††	Inception date is August 2, 1991.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder fees — these include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class A		Class B(b)		Class C		Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	1.00%	(c)	None		None		1.00%	(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	1.00%	(c)	1.00%	(c)	None	(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.40%		0.40%		0.40%		0.40%

Distribution and/or Service (12b-1) Fees(e)	None		0.40%		0.40%		0.10%

Other Expenses (including transfer agency fees)(f)	0.33%		0.37%		0.34%		0.33%

Total Annual Fund Operating Expenses(g)	0.73%		1.17%		1.14%		0.83%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class D shares approximately ten years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Manager or its affiliates for such services.
(g)	As of June 1, 2001, the Manager has agreed to a voluntary waiver so that the Total Annual Fund Operating Expenses will not exceed 0.65% for Class A shares, 1.05% for Class B shares, 1.05% for Class C shares and 0.75% for Class D shares. Total Annual Fund Operating Expenses in the fee table have been restated to assume the absence of the waiver because it may be discontinued or reduced by the Manager at any time without notice.

6	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$174	$331	$502	$ 997

Class B	$219	$397	$644	$1,420

Class C	$216	$362	$628	$1,386

Class D	$184	$362	$556	$1,115

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$174	$331	$502	$ 997

Class B	$119	$372	$644	$1,420

Class C	$116	$362	$628	$1,386

Class D	$184	$362	$556	$1,115


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	7

Details About the Fund [ICON]

ABOUT THE PORTFOLIO MANAGEMENT TEAM

Frank Viola is a Managing Director of Merrill Lynch Investment Managers, L.P. and has been a Portfolio Manager thereof since 1997. Mr. Viola was the Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997 and a Vice President of Merrill Lynch Capital Markets from 1993 to 1996. Theodore J. Magnani is a Vice President and a portfolio manager of the Fund. Mr. Magnani has been a Vice President of Merrill Lynch Investment Managers since 1992 and a portfolio manager since 1990. Mr. Magnani has been Portfolio Manager of the Fund since 1994.Messrs. Magnani and Viola are primarily responsible for the day-to-day management of the Fund.

ABOUT THE MANAGER

The Fund is managed by Merrill Lynch Investment Managers.

HOW THE FUND INVESTS

The Fund’s investment objective is current income and low net asset value fluctuation. The Fund will try to achieve its objective by investing at least 80% of its net assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Fund will maintain a dollar-weighted average maturity of less than three years. We cannot guarantee that the Fund will achieve its goals.

The Fund will invest in a variety of government securities. Certain securities, such as U.S. Treasury obligations, are direct obligations of the U.S. Government. The Fund also invests in securities that are issued by government-sponsored enterprises or agencies but are not direct obligations of the U.S. Government. These securities, however, are backed by the credit of the particular agency or government-sponsored enterprise that issued the securities and are generally considered to have a low risk of default by the issuer.

The Fund may invest in various types of mortgage-backed securities issued or guaranteed by government agencies such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The Fund also may invest in debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, such as the Federal Home Loan Bank, Fannie Mae and Freddie Mac.

Although not a principal strategy, the Fund may also use the following investment strategies:

The Fund may also invest up to 20% of its net assets in other debt securities such as private issuer mortgage-backed securities and asset-backed securities provided that such securities are rated at the time of purchase within the two highest grades assigned by Standard & Poor’s or Moody’s Investors Service, Inc. or another nationally recognized statistical rating organization.

The Fund may invest in securities that provide a return based on an interest rate or index. For example, the Fund may invest in a security that increases in value with a rise in the price of a particular index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Certain indexed securities can provide a degree of leverage because they may increase or decrease at a greater rate than the price of the index on which the security is based. Indexed securities also are subject to the risks related to the underlying index.

8	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

The Fund may lend its portfolio securities under lending arrangements with brokers, dealers and financial institutions. When lending portfolio securities, the Fund will receive collateral in cash or securities issued or guaranteed by the U.S. Government equal to at least 100% of the market value of the loaned securities plus accrued interest. This collateral will be invested by the Fund in short-term securities and the Fund will retain the income earned from these investments. The Fund may enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate of such dealer. The Fund may also purchase securities on a when-issued basis or forward commitment basis or sell such securities for delayed delivery.

The Fund may also invest in derivative instruments to increase its return or to hedge its portfolio against movements in interest rates. Derivative instruments will not, however, be used for speculative purposes.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its goals or that the Fund’s performance will be positive for any period of time.

The principal risks of investing in the Fund include:

Market and Selection Risk — Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the bond market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Mortgage-Backed Securities — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential and/or commercial mortgage loans. When interest rates

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	9

[ICON] Details About the Fund

fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as prepayment risk. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

Because of prepayment risk and extension risk mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increase and decrease) may quickly and significantly reduce the value of certain mortgage-backed securities.

Most mortgage-backed securities are issued by Federal government agencies, such as Ginnie Mae, Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the Federal government agencies are guaranteed by either the Federal government or the government agency. Such securities have very little credit risk. Mortgage-backed securities that are issued by private corporations rather than Federal agencies have credit risk as well as prepayment risk and extension risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Derivatives — The Fund may use derivative instruments including futures, forwards, options, interest rate swaps, caps and floors, indexed securities and inverse securities. Derivatives are financial instruments whose value is

10	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

derived from another security, a commodity (such as oil or gold), or an index or interest rate such as the prime lending rate. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:
•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
•	Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges, as well as to seek to increase the return on its portfolio investments. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

The Fund also may be subject, to a lesser extent, to risks associated with the following investment strategies:

Credit Risk — Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	11

[ICON] Details About the Fund

the terms of the obligation. Obligations issued or guaranteed by the U.S. Government or government agencies are considered to have minimal credit risk.

Indexed and Inverse Floater Securities — The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Indexed securities and inverse floaters are derivative securities and can be considered speculative. Indexed and inverse securities involve credit risk and certain indexed and inverse securities may involve leverage risk and liquidity risk.

Asset-Backed Securities — The Fund may invest in asset-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issued by private issuers. Asset-backed securities are debt securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. A limited number of asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund’s portfolio will increase. The value of long term securities generally changes more widely in response to changes in interest rates than shorter term securities.

12	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

Repurchase Agreement — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

Reverse Repurchase Agreement — Under a reverse repurchase agreement, the Fund sells a security to another party and agrees to buy it back at a specific time and price. The Fund may lose money if it must buy securities back at a higher price than they are worth at the time of delivery.

Borrowing and Leverage Risk — The Fund may borrow for temporary purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage, including, for example, when issued securities, forward commitments, options and reverse repurchase agreements.

Securities Lending — The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Swap Agreements — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	13

[ICON] Details About the Fund

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

14	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

Your Account [ICON]

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.10%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.30% and an account maintenance fee of 0.10% for both classes of shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	15

[ICON] Your Account

The table below summarizes key features of the Merrill Lynch Select PricingSM System.

	Class A	Class B	Class C	Class D

Availability	Limited to certain investors including:
•  Current Class A    shareholders
•  Certain Retirement    Plans
•  Participants in
   certain Merrill
   Lynch-sponsored
   programs
	• Certain affiliates of Merrill Lynch, selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within three years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.10% Account Maintenance Fee. 0.30% Distribution Fee.	0.10% Account Maintenance Fee. 0.30% Distribution Fee.	0.10% Account Maintenance Fee. No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately ten years.	No.	N/A

16	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $100,000	1.00%	1.01%	0.95%

$100,000 but less than $250,000	0.75%	0.76%	0.70%

$250,000 but less than $500,000	0.50%	0.50%	0.45%

$500,000 but less than $1,000,000	0.30%	0.30%	0.27%

$1,000,000 and over**	0.00%	0.00%	0.20%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Manager compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 0.20% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:
•	Purchases under a Right of Accumulation or Letter of Intent
•	TMASM Managed Trusts
•	Certain Merrill Lynch investment or central asset accounts
•	Certain employer-sponsored retirement or savings plans
•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances
•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	17

[ICON] Your Account

•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Advisor can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.10% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary or contact the Fund’s Transfer Agent at 1-800-MER-FUND.

As a result of the implementation of the Merrill Lynch Select PricingSM System Class A shares of the Fund outstanding prior to October 21, 1994 were redesignated as Class D shares. The Class A shares offered here differ from the Class A shares offered prior to October 21, 1994 in many respects including eligible investors, sales charges and exchange privileges.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within three years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.30% and account maintenance fees of 0.10% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

18	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

Class B Shares

If you redeem Class B shares within three years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*

0 – 1	1.00%

1 – 2	0.50%

2 – 3	0.25%

3 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:
•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old
•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and certain retirement plan rollovers
•	Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates, or in connection with involuntary termination of an account in which Fund shares are held
•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate
•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	19

[ICON] Your Account

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relative to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

20	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. The involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	21

[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select PricingSM table on page 16. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except:
  •  $250 for certain Merrill Lynch fee-based programs
  •  $100 for retirement plans.
(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

(The minimum for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

22	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

If You Want to	Your Choices	Information Important for You to Know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary (continued)	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charges.

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. Please see the Statement of Additional Information for details on when a signature guarantee is needed. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, you must return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	23

[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA® or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends and other distributions automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your shares of the Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to purchase Class A shares), you will exchange into Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or Class D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of the Fund will be exchanged for Class B shares of Summit.

To exercise the exchange privilege contact your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Merrill Lynch funds, and accounts under common ownership or control.

24	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	25

[ICON] Your Account

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

26	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

“BUYING A DIVIDEND”

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

DIVIDENDS AND TAXES

Dividends from net investment income will be paid at least monthly. All net realized capital gains, if any, will be distributed to the Fund’s shareholders at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of ordinary income, although it may distribute capital gains as well. Capital gains may be taxable to you at different rates depending, in part, on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions from an excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	27

Management of the Fund [ICON]

MERRILL LYNCH INVESTMENT MANAGERS

Merrill Lynch Investment Managers, the Fund’s Manager, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Directors. The Manager has the responsibility for making all investment decisions for the Fund. The Fund pays the Manager a fee at the annual rate of 0.40% of the average daily net assets of the Fund.

Merrill Lynch Investment Managers was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Investment Managers and its affiliates had approximately $475 billion in investment company and other portfolio assets under management as of July 2002.

28	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class A For the Year Ended May 31,					Class B For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$9.51	$9.44	$9.52	$9.61	$9.65	$9.48	$9.41	$9.49	$9.58	$9.62

Investment income — net	.48	.54	.52	.53	.57	.44	.49	.45	.46	.50

Realized and unrealized gain (loss) on investments — net	.13	.07	(.08)	(.09)	(.04)	.11	.07	(.08)	(.09)	(.04)

Total from investment operations	.61	.61	.44	.44	.53	.55	.56	.37	.37	.46

Less dividends from investment income — net	(.48)	(.54)	(.52)	(.53)	(.57)	(.44)	(.49)	(.45)	(.46)	(.50)

Net asset value, end of year	$9.64	$9.51	$9.44	$9.52	$9.61	$9.59	$9.48	$9.41	$9.49	$9.58

Total Investment Return:*

Based on net asset value per share	6.52%	6.68%	4.76%	4.59%	5.66%	5.89%	6.11%	3.96%	3.78%	4.85%

Ratios to Average Net Assets:

Expenses, net of reimbursement and excluding reorganization expenses	.65%	1.00%	.95%	.92%	.92%	1.05%	1.51%	1.73%	1.70%	1.70%

Expenses, net of reimbursement	.65%	1.24%	.95%	.92%	.92%	1.05%	1.73%	1.73%	1.70%	1.70%

Expenses	.73%	1.24%	.95%	.92%	.92%	1.17%	1.73%	1.73%	1.70%	1.70%

Investment income — net	4.91%	5.29%	5.50%	5.43%	5.93%	4.56%	4.95%	4.72%	4.66%	5.19%

Supplemental Data:

Net assets, end of year (in thousands)	$33,043	$18,470	$1,147	$947	$1,071	$61,227	$66,454	$54,126	$72,875	$85,094

Portfolio turnover	73.70%	84.18%	41.63%	48.76%	47.55%	73.70%	84.18%	41.63%	48.76%	47.55%

*	Total investment returns exclude the effects of sales charges.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.	29

[ICON] Management of the Fund

FINANCIAL HIGHLIGHTS (concluded)

	Class C For the Year Ended May 31,					Class D For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$9.48	$9.41	$9.49	$9.58	$9.63	$9.47	$9.40	$9.49	$9.58	$9.62

Investment income — net	.44	.49	.44	.45	.49	.47	.53	.50	.51	.55

Realized and unrealized gain (loss) on investments — net	.12	.07	(.08)	(.09)	(.05)	.12	.07	(.09)	(.09)	(.04)

Total from investment operations	.56	.56	.36	.36	.44	.59	.60	.41	.42	.51

Less dividends from investment income — net	(.44)	(.49)	(.44)	(.45)	(.49)	(.47)	(.53)	(.50)	(.51)	(.55)

Net asset value, end of year	$9.60	$9.48	$9.41	$9.49	$9.58	$9.59	$9.47	$9.40	$9.49	$9.58

Total Investment Return:*

Based on net asset value per share	5.99%	6.11%	3.92%	3.74%	4.71%	6.30%	6.53%	4.39%	4.32%	5.40%

Ratios to Average Net Assets:

Expenses, net of reimbursement and excluding reorganization expenses	1.05%	1.51%	1.75%	1.73%	1.74%	.75%	1.12%	1.21%	1.17%	1.18%

Expenses, net of reimbursement	1.05%	1.74%	1.75%	1.73%	1.74%	.75%	1.36%	1.21%	1.17%	1.18%

Expenses	1.14%	1.74%	1.75%	1.73%	1.74%	.83%	1.36%	1.21%	1.17%	1.18%

Investment income — net	4.49%	4.96%	4.70%	4.62%	5.15%	4.81%	5.25%	5.24%	5.18%	5.70%

Supplemental Data:

Net assets, end of year (in thousands)	$43,751	$17,119	$12,400	$6,256	$4,434	$72,863	$35,673	$11,466	$9,408	$19,193

Portfolio turnover	73.70%	84.18%	41.63%	48.76%	47.55%	73.70%	84.18%	41.63%	48.76%	47.55%

*	Total investment returns exclude the effects of sales charges.

30	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

[1]	POTENTIAL INVESTORS Open an account (two options).	[2]
MERRILL LYNCH FINANCIAL ADVISOR OR SECURITIES DEALER Advises shareholders on their Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida 32232-5289

Performs recordkeeping and
reporting services.

DISTRIBUTOR FAM Distributors, Inc. P.O. Box 9011 Princeton, New Jersey 08543-9011 Arranges for the sale of Fund shares.
COUNSEL Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019-6018 Provides legal advice to the Fund.	THE FUND The Board of Directors oversees the Fund.	CUSTODIAN The Bank of New York 100 Church Street New York, New York 10286 Holds the Fund’s assets for safekeeping.

INDEPENDENT AUDITORS Deloitte & Touche LLP Two World Financial Center New York, New York 10281-1008 Audits the financial statements of the Fund on behalf of the shareholders.	ACCOUNTING SERVICES PROVIDER State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08540 Provides certain accounting services to the Fund.

THE MANAGER

Merrill Lynch Investment Managers, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-MER-FUND

Manages the Fund’s day-to-day
activities.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

For More Information [ICON]

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor or other financial intermediary or contact the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-6304 Code #13937-09-02 ©Merrill Lynch Investment Managers, L.P.

[LOGO] Merrill Lynch Investment Managers

Prospectus

September 3, 2002

Merrill Lynch Short Term U.S. Government Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Short Term U.S. Government Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

Merrill Lynch Short Term U.S. Government Fund (the “Fund”) is a diversified mutual fund that seeks current income and low net asset value fluctuation. The Fund will try to achieve its objective by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in such securities. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of less than three years. There can be no assurance that the investment objective of the Fund will be realized.

Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated September 3, 2002 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-MER-FUND or by writing to the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report to shareholders. You may request a copy of the Annual Report or the Prospectus at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m., Eastern time on any business day.

Merrill Lynch Investment Managers — Manager FAM Distributors — Distributor

The date of this Statement of Additional Information is September 3, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Fund is a diversified, open-end management investment company. The investment objective of the Fund is current income and low net asset value fluctuation. The Fund will try to achieve its objective by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”). Under normal circumstances, at least 80% of the Fund’s net assets will be invested in U.S. Government Securities. The Fund may also invest up to 20% of its net assets in other debt securities such as private issuer mortgage-backed securities and asset-backed securities provided that such securities are rated at the time of purchase within the two highest grades assigned by Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of less than three years. For purposes of applying these limits, the Fund will consider a fixed-income security’s maturity to be its stated maturity (the date the issuer is scheduled to make its final payment of principal), except that

•	for a security with an unconditional put entitling a Fund to receive the security’s approximate amortized cost, the maturity will be considered to be the next put date.
•	for mortgage-backed and other principal amortizing securities, the maturity will be considered to be the effective duration of the security based upon prepayment assumptions Merrill Lynch Investment Managers, L.P. (the “Manager” or “MLIM”) believes to be reasonable. (Effective duration is the weighted maturity of a security’s present-valued cashflows. It provides a measure of a security’s interest rate sensitivity by giving an indication of how its price will change as interest rates change. A security with a two-year duration would be expected to have its price change by 2% given a 1% change in interest rates.)
•	for a variable or floating rate investment grade security, the maturity will be considered to be its effective duration which takes into account the next date of the security’s coupon reset.
•	for a Fund that operates under Commission rules that specifically define the maturity of a security, the maturity of a security will be the maturity determined in a manner consistent with the SEC rules.

Certain of the securities in which the Fund invests are supported by the full faith and credit of the U.S. Government, such as U.S. Treasury obligations. Other of the securities in which the Fund invests are not supported by the full faith and credit of the U.S. Government but are issued by U.S. Government agencies, instrumentalities or government-sponsored enterprises. Such securities are generally supported only by the credit of the agency, instrumentality or enterprise issuing the security and are generally considered to have a low principal risk. As interest rates rise, the value of fixed-income securities will fall, adversely affecting the net asset value of the Fund.

Types of Securities

The Fund may invest in various types of mortgage-backed securities (“MBSs”) that are either guaranteed by the Government National Mortgage Association (“Ginnie Mae”), or issued by the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), all of which are agencies or instrumentalities of the United States. Ginnie Mae, Fannie Mae and Freddie Mac MBSs most often represent pass-through interests in pools of similarly insured or guaranteed mortgage loans or pools of conventional mortgage loans or participations therein. Ginnie Mae, Fannie Mae and Freddie Mac “pass-through” MBSs are so-named because they represent undivided interests in the underlying mortgage pools and a pro rata share of both regular interest and principal payments (net of fees assessed by Ginnie Mae, Fannie Mae and Freddie Mac and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the MBSs (i.e., the Fund). Set forth below is a more detailed description of these agencies and instrumentalities, together with a description of the types of assets typically comprising the pools underlying the securities of these entities.

Ginnie Mae. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on securities that

2

are based on and backed by a pool of specified mortgage loans. To qualify such securities for a Ginnie Mae guarantee, the underlying mortgages must be insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Ginnie Mae pass-through MBSs may represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

Fannie Mae. Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. Fannie Mae was transformed into a private sector corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae acquires funds to purchase such loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through MBS represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency). The loans contained in those pools consist of: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac. Freddie Mac is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the “Freddie Mac Act”). Freddie Mac was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of Freddie Mac currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage-backed securities.

Freddie Mac, a corporate instrumentality of the United States, guarantees (i) the timely payment of interest on all Freddie Mac MBSs, (ii) the ultimate collection of principal with respect to some Freddie Mac MBSs, and (iii) the timely payment of principal with respect to other Freddie Mac MBSs. Neither the obligations of Fannie Mae nor those of Freddie Mac are backed by the full faith and credit of the Untied States. Nevertheless, because of the relationship of each such entity to the United States, it is widely believed that MBSs issued by such entities are high quality securities with minimal credit risk.

The mortgage loans underlying the Freddie Mac MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the Freddie Mac Act. Mortgage loans underlying Freddie Mac MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another Freddie Mac MBS.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBSs”) are derivative multiclass mortgage-backed securities. Such securities are typically issued by the same types of issuers as are MBSs generally. The structure of SMBSs, however, is different. SMBS arrangements commonly involve two

3

classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal-only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While the Fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, the Fund generally will purchase IOs only as a component of so-called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities such as inverse floating rate collateralized mortgage obligations (“CMOs”) or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the fixed rate securities. IOs and POs are considered by the staff of the Commission to be illiquid securities and, consequently, the Fund will not invest in IOs or POs in an amount which, taken together with the Fund’s other investments in illiquid securities, exceeds 10% of the Fund’s net assets.

Certain of the MBSs and asset-backed securities (“ABSs”) in which the Fund may invest will be issued by private issuers. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of any of the above. Securities issued by private issuers must be rated at the time of purchase within the two highest grades assigned by S&P, Moody’s or another nationally recognized statistical rating organization. The rating may be based, in part, on certain types of credit enhancements issued in respect of those securities. These credit enhancements may offer two types of protection: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. In addition, the Fund may purchase subordinated securities which, as noted above, may serve as a form of credit support for senior securities purchased by other investors. In purchasing securities for the Fund, the Manager will take into account not only the creditworthiness of the issuer of the securities, but also the creditworthiness of the provider of any external credit enhancement of the securities.

4

Special Considerations and Risk Factors

The types of securities in which the Fund invests have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. One of the principal risks regarding MBSs and, to a lesser extent, ABSs is the risk of prepayments. From time to time, prepayment rates on MBSs have been high. The rate of principal prepayments on MBSs will depend on the rates of principal payments on the related mortgages. In general, when prevailing mortgage interest rates decline significantly below the interest rates on the mortgages, the prepayment rate on the mortgages is likely to increase, although a number of other factors may also influence the prepayment rate, such as the acceleration of mortgage payments due to transfers of mortgaged properties, liquidations due to default and refinancings of existing loans. No assurance can be given as to the rate and timing of principal prepayments on mortgage loans underlying MBSs. High prepayment rates may have an adverse effect on the value of MBSs and in particular SMBSs, such as IOs.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. Such prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous other economic, geographic, social and other factors. (ABSs backed by other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest which is higher or lower than the rate on the MBS or ABS originally held. Another consideration is that to the extent that MBSs or ABSs are purchased at a premium, mortgage foreclosures and principal prepayments may result in loss to the extent of premium paid. On the other hand, where such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. The Manager will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the Fund. Finally, ABSs may present certain risks not present in MBSs. Additionally, assets underlying ABSs such as credit-card receivables are generally unsecured, and debtors are entitled to the protection of various state and Federal consumer protection laws. Some of those laws give a right of set-off, which may reduce the balance owed.

Portfolio Strategies Involving Interest Rate Transactions, Options and Futures

The Fund may engage in various portfolio strategies to seek to increase its return on portfolio securities and to hedge its portfolio against movements in interest rates. The Fund has authority to engage in interest rate transactions, purchase call and put options on securities, write (i.e., sell) covered call and put options on its portfolio securities, and engage in hedging transactions in financial futures, and related options on such futures. Each of these portfolio strategies is described below.

Interest Rate Transactions and Risk Factors in Such Transactions. The Fund may enter into interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

The Fund expects to enter into interest rate transactions primarily to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions to hedge its portfolio of Securities against fluctuations in interest rates or to seek to increase the return on the Fund’s portfolio investments. Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. Certain Federal income tax requirements may, however, limit the Fund’s ability to engage in certain interest rate transactions. Payments from transactions in interest rate swaps generally will be taxable as ordinary income to shareholders. See “Dividends and Taxes.”

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate cap therefore hedges against an increase in interest rates

5

above the cap on a security held by the Fund. Thus, for example, in the case of such a security indexed to COFI, if COFI increases above the rate paid on the security, the counter-party will pay the differential to the Fund. The opposite is true in the case of an interest rate floor; it hedges against a decrease in the index rate below any floor on the security.

Interest rate swap transactions involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds an MBS with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the MBS due to rising interest rates, but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds an MBS with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates, but would preclude it from taking full advantage of rising interest rates.

The Fund usually will enter into interest rate swap transactions on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash, cash equivalents or high grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto has an investment grade rating by at least one nationally recognized statistical rating organization or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. The Fund will not enter into a cap or floor transaction in an amount which, together with other liquid investments of the Fund exceeds 15% of the Fund’s total assets.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

Interest rate swap transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the MBS or other security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Since interest rate transactions are individually negotiated, the Manager expects to achieve an acceptable degree of correlation between the Fund’s rights to receive interest on MBSs and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Swap Agreements

The Fund may enter into swap agreements, including interest rate and index swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or

6

differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e. the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking segregated cash, U.S. government securities, or other liquid, unencumbered assets, to market daily, to avoid any potential leveraging of the Fund’s portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s assets.

The Fund may also enter into credit default swap agreements. The “buyer” in a credit default contract typically is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may either be the buyer or the seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps involve more risk than if the Fund had invested in the reference obligation directly.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Writing Covered Options. The Fund is authorized to write, i.e., sell, covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund on or before a specified future date and at a specified price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

7

The Fund also may write put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund’s return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities with the Fund’s custodian with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

Options referred to herein may be options issued by The Options Clearing Corporation (the “Clearing Corporation”) which are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, the New York Stock Exchange (the “NYSE”) or the Midwest Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may also enter into over-the-counter option transactions (“OTC options”), which are two-party contracts with price and terms negotiated between the buyer and seller. The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying security minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund’s shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its positions.

Purchasing Options. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or which it intends to purchase. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund may purchase either options traded on an exchange or OTC options.

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Financial Futures and Options Thereon. The Fund is authorized to engage in transactions in financial futures contracts (“futures contracts”), and related options on such futures contracts as a hedge against adverse changes in the market value of its portfolio securities and interest rates or to seek to increase its return. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. Transactions by the Fund in futures contracts and financial futures are subject to limitations as described below under “Restrictions on the Use of Futures Transactions.”

The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities which may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund’s short position in the futures contract will also tend to increase, thus offering all or a portion of the depreciation in the market value of the Fund’s investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of a security or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contracts fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Fund has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940 (the “Investment Company Act”) in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an

9

open-end investment company such as the Fund from issuing a “senior security” other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a “senior security” under the Investment Company Act.

Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission (“CFTC”) applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a “commodity pool,” as defined under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund’s custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

An order has been obtained from the Commission which exempts the Fund from certain provisions of the Investment Company Act in connection with transactions involving futures contracts and options thereon.

Restrictions on OTC Options. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, except to the extent set forth herein, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC options currently outstanding which were sold by the Fund and margin deposits on the Fund’s existing OTC options on futures contracts exceed 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

Risk Factors in Interest Rate Transactions and Options and Futures Transactions. The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities which are the subject of such transaction. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the MBS or other security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make

10

such payments from another source. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid.

Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk particularly applies to the Fund’s use of futures and options thereon since it will generally use such instruments as a so-called “cross-hedge,” which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. The Fund will not purchase puts, calls, straddles, spreads or any combination thereof if by reason thereof the premiums paid for the aggregate investments in such classes of securities exceed 5% of the Fund’s total assets at the time of purchase. The successful use of options and futures also depends on the Manager’s ability to predict correctly price movements in the market involved in a particular options or futures transaction.

Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund’s portfolio.

Other Investment Policies and Practices

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk and liquidity risk. Although the Fund has no obligation to do so, the Fund may invest in indexed and inverse securities for hedging purposes. When used for hedging purposes, indexed and inverse securities involve correlation risk.

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Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the bank or primary dealer or affiliate agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be entered into only with financial institutions which (i) have, in the opinion of the Manager, substantial capital relative to the Fund’s exposure, or (ii) have provided the Fund with a third party guaranty or other credit enhancement. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. Repurchase agreements and purchase and sale contracts usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the purchaser will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; a seller does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement or purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid investments.

Securities Lending. The Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loan from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for the settlement of securities transactions. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss in the event of losses on investments made with cash collateral or, in the event of borrower default, if the value of the collateral falls below the market value of the borrowed securities. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner &Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Fund as lending agent. See “Portfolio Transactions and Brokerage.”

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its approved custodian containing cash, cash equivalents or liquid high grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

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When-Issued Securities, Delayed Delivery Transactions and Dollar Rolls. The Fund may purchase or sell securities on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the forward commitment.

The Fund also may enter into “dollar rolls.” A dollar roll is where the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is a segregated account with liquid securities in an amount equal to the forward price. Money market securities held by the Fund in such an account will not be subject to the general limitation that, other than for temporary or defensive purposes, the Fund will invest no more than 35% of its total assets in money market securities. Dollar rolls in which the Fund may invest will be limited to covered rolls.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

Investment Restrictions

The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

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6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the non-fundamental investment restrictions, the Fund may not:

a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets taken at market value would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (each, a “Rule 144A security”) and determined to be liquid by the Fund’s Board of Directors are not subject to the limitations set forth in this investment restriction.

d. Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets in excess of 33 1/3% of its total assets taken at value (including the amount borrowed) and then only from banks as a temporary measure for the purpose of meeting redemption requests, distribution requirements under the Code or settlement of investment transactions, or for extraordinary or emergency purposes; provided, however, that for purposes of this restriction, transactions involving “cover” or for which segregated accounts have been established as described herein under “Investment Objective and Policies — Portfolio Strategies Involving Interest Rate Transactions, Options and Futures” and “Investment Objective and Policies — Other Investment Policies and Practices” shall not be considered a borrowing. Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but intends only to borrow to meet redemption requests, to meet such distribution requirements, to settle investment transactions which may otherwise require untimely dispositions of Fund securities or for extraordinary or emergency purposes. Interest paid on such borrowings will reduce net income.

e. Change its policy of investing, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities unless the Fund provides shareholders with at least 60 days prior written notice of such change.

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The Board of Directors may draft guidelines and delegate to the Manager the daily function of monitoring the liquidity of restricted securities, including Rule 144A securities. The Board will, however, maintain sufficient oversight and be ultimately responsible for the determinations. The Board has determined that securities that are freely tradable in their primary market overseas should be deemed liquid.

Portfolio Turnover

Generally, the Fund does not purchase securities for short term trading profits. The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, financial or economic conditions. As a result of its investment policies, under certain market conditions the Fund’s portfolio turnover rate may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio rates with any degree of accuracy. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends and/or ordinary income dividends. See “Dividends and Taxes — Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

The Directors of the Fund consist of nine individuals, eight of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Board of the Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties. During the fiscal year ended May 31, 2002, the Committee held four meetings.

Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager and its affiliate, Fund Asset Management, L.P. (“FAM”) (“MLIM/FAM-advised funds”), and other public directorships.

15

Name, Address* and Age	Position(s) Held with the Fund	Term of Office† and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
James H. Bodurtha (58)	Director	Director since 2002	Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Director and Chairman, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	42 registered investment companies consisting of 62 portfolios	None

Joe Grills (67)	Director	Director since 1994	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	42 registered investment companies consisting of 62 portfolios	Kimco Realty Corporation

16

Name, Address* and Age	Position(s) Held with the Fund	Term of Office† and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Herbert I. London (63)	Director	Director since 2002	John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.	42 registered investment companies consisting of 62 portfolios	None

André F. Perold (50)	Director	Director since 2002	Harvard Business School: George Gund Professor of Finance and Banking since 2000; Senior Associate Dean, Director of Faculty Recruiting since 2001; Finance Area Chair from 1996 to 2001; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund from 1989 to 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director Stockback.com since 2001; Director, Sanlam Limited since 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director Quantec Limited from 1991 to 1999.	42 registered investment companies consisting of 62 portfolios	None

Roberta Cooper Ramo (60)	Director	Director since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of Coopers Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.	42 registered investment companies consisting of 62 portfolios	None

17

Name, Address* and Age	Position(s) Held with the Fund	Term of Office† and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Robert S. Salomon, Jr. (65)	Director	Director since 1996	Principal of STI Management (investment advisor) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.	42 registered investment companies consisting of 62 portfolios	None

Melvin R. Seiden (71)	Director	Director since 1991	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	42 registered investment companies consisting of 62 portfolios	None

Stephen R. Swensrud (69)	Director	Director since 1991	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.	42 registered investment companies consisting of 62 portfolios	None

*	The address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.
†	Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund’s by-laws, charter or by statute.

Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Fund is set forth on the following page, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held.

18

Name, Address† and Age	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn (61)††	Director and President	President* and Director** since 1999	Chairman (Americas Region) of FAM and MLIM (such terms as used herein include their corporate predecessors) since 2000; Executive Vice President of FAM and MLIM since 1983; President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 1988; Director of Financial Data Services, Inc. since 1985.	118 registered investment companies consisting of 169 portfolios	None

Donald C. Burke (42)	Vice President and Treasurer	Vice President since 1993 and Treasurer since 1999	First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	118 registered investment companies consisting of 169 portfolios	None

Bradley J. Lucido (36)	Secretary	Secretary since 1999	Director of MLIM since 2002; Vice President of FAM since 1999; Attorney with FAM since 1995; Attorney in private practice from 1991 to 1995.	6 registered investment companies consisting of 6 portfolios	None

Theodore J. Magnani (40)	Vice President and Portfolio Manager	Vice President since 1992 and Portfolio Manager since 1990	Vice President of MLIM since 1992 and Portfolio Manager since 1990.	1 registered investment company consisting of 1 portfolio	None

Frank Viola (37)	Senior Vice President and Portfolio Manager	Senior Vice President since 2002 and Portfolio Manager since 2001	Managing Director and Portfolio Manager of MLIM since 1997; Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997 and Vice President of Merrill Lynch Capital Markets from 1993 to 1996.	5 registered investment companies consisting of 5 portfolios	None

†	The address for each Director and officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Fund based on his position with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators.
*	Elected by and serves at the pleasure of the Board of Directors of the Fund.
**	As a Director, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until the earlier of his death, resignation or removal as provided in the Fund’s by-laws, charter or by statute.

19

 Share Ownership. Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2001 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Terry K. Glenn	None	Over $100,000

Non-Interested Directors:
James H. Bodurtha	None	$50,001–$100,000
Joe Grills	None	Over $100,000
Herbert I. London	None	$50,001–$100,000
André F. Perold	None	None
Roberta Cooper Ramo	None	None
Melvin R. Seiden	None	$1–$10,000
Robert S. Salomon, Jr.	None	None
Stephen R. Swensrud	None	None

As of August 8, 2002, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2001, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Directors

The Fund pays each non-interested Director a combined fee, for service on the Board and the Committee, of $1,880 per year plus $160 per in-person Board meeting attended and $160 per in-person Committee meeting attended. The Fund reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings. The Committee met four times during the fiscal year ended May 31, 2002.

The following table shows the compensation earned by the non-interested Directors for the fiscal year ended May 31, 2002 and the aggregate compensation paid to them by all MLIM/FAM-advised funds for the calendar year ended December 31, 2001.

Name	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds
James H. Bodurtha*	$ 251	None	$160,000
Joe Grills	$4,709	None	$259,500
Herbert I. London*	$ 251	None	$160,000
André F. Perold*	$ 251	None	$160,000
Roberta Cooper Ramo*	$ 251	None	$160,000
Robert S. Salomon, Jr.	$4,709	None	$222,000
Melvin R. Seiden	$4,709	None	$222,000
Stephen B. Swensrud	$4,709	None	$406,083

*	Ms. Ramo and Messrs. Bodurtha, London and Perold were elected to serve as Directors of the Fund on April 15, 2002.

Directors of the Fund may purchase Class A shares of the Fund at net asset value. See “Purchase of Shares — Reduced Initial Sales Charges — Purchase Privilege of Certain Persons.”

20

Management and Advisory Arrangements

Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Directors, the Manager is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

Management Fee. The Fund has entered into a management agreement with the Manager (the “Management Agreement”), pursuant to which the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.40% of the average daily net assets of the Fund. The table below sets forth information about the total management fees paid by the Fund to the Manager for the periods indicated. For the fiscal year ended May 31, 2000, and for the period from June 1, 2000 to September 28, 2000, the Manager received monthly compensation from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund. On September 29, 2000, the management fee was lowered to 0.40% of the average daily net assets of the Fund. The management fee stated below for the fiscal year ended May 31, 2001 reflects the two annual rates in effect for that period.

Fiscal Year Ended May 31,	Management Fee	Waived Management Fee
2002	$722,295	$172,132
2001	$448,739	$ 0
2000	$418,658	$ 0

Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of FAMD (the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of non-interested Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund pays a fee for these services. In addition, the Fund reimburses the Manager for the cost of other accounting services. The Distributor pays certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses are financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year if approved annually (a) by the Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

21

At meetings of the Board of Directors held on July 11, 2001 and July 10, 2002, the Board approved the continuation of the Fund’s Management Agreement. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Fund by the Manager under the Management Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Manager and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Board also considered the Manager’s costs of providing services, and the direct and indirect benefits to the Manager from its relationship with the Fund. The benefits considered by the Board included not only the Manager’s compensation for investment advisory services and the Manager’s profitability under the Management Agreement, but also compensation paid to the Manager or its affiliates for other, non-advisory, services provided to the Fund. The Directors also considered the Manager’s access to research services from brokers to which the Manager may have allocated Fund brokerage in a “soft dollar” arrangement. In connection with its consideration of the Agreement, the Board also compared the Fund’s advisory fee rate, expense ratios and historical performance to those of comparable funds. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Manager may experience as a result of growth in the Fund’s assets. The Board also reviewed materials supplied by Fund counsel that were prepared for use by the Board in fulfilling its duties under the Investment Company Act.

Based on the information reviewed and the discussions, the Board, including a majority of the non-interested Directors, concluded that it was satisfied with the nature and quality of the services provided by the Manager to the Fund and that the investment advisory fee rate was reasonable in relation to such services. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Fund currently pays between $16.00 and $20.00 for each Class A or Class D shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. The Fund continues to reimburse the Transfer Agent’s reasonable out-of-pocket expenses and to pay a fee equal to 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the “MFA Program”). For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

The table below sets forth information about the total amounts paid by the Fund to the Transfer Agent for the periods indicated.

Fiscal year ended May 31,	Transfer Agent Fee*
2002	$160,529
2001	$100,010
2000	$ 82,965

*	During the fiscal years ended May 31, 2000 and 2001, and the period from June 1, 2001 to June 30, 2001, the Fund paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for the periods shown, the fees paid may have been higher. The current fees became effective on July 1, 2001.

Accounting Services. The Fund entered into an agreement with State Street, effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Manager provided accounting services to the Fund and was reimbursed by the Fund at its cost in connection with such services. The Manager continues to provide certain accounting services to the Fund and the Fund reimburses the Manager for these services.

22

The table below shows the amounts paid by the Fund to State Street and to the Manager for the periods indicated:

Fiscal year ended May 31,	Paid to State Street		Paid to the Manager
2002	$107,240		$ 15,322
2001	$ 37,341	†	$110,772
2000	N/A		$ 80,536

†	Represents payments pursuant to the agreement with State Street effective January 1, 2001.

Distribution Expenses. The Fund has entered into a separate distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

The Board of Directors of the Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund, the Manager and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PURCHASE OF SHARES

Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by the Manager or FAM. MLIM/FAM-advised funds that use the Merrill Lynch Select Pricing System are referred to herein as “Select Pricing Funds.”

23

The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE.

The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class A and Class D Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

24

Eligible Class A Investors

Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLIM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML &Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/FAM-advised investment companies. Certain persons who acquired shares of certain MLIM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds. See “Purchase of Shares — Closed-End Reinvestment Options.”

Class A and Class D Sales Charge Information

Class A Shares
	For the Fiscal Year Ended May 31,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
	2002	$ 0	$ 0	$ 0	$ 0
	2001	$ 0	$ 0	$ 0	$ 0
	2000	$ 0	$ 0	$ 0	$ 0

Class D Shares
	For the Fiscal Year Ended May 31,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
	2002	$18,035.41	$1,232.81	$16,802.60	$ 0
	2001	$ 1,000	$ 81	$ 919	$ 0
	2000	$ 4,903	$ 561	$ 4,341	$ 0

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all

25

classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

TMASM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLIM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit

26

plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Advisor who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Advisor’s previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice”) if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class A or Class D shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternatives — Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares — Determination of Net Asset Value” below.

27

Contingent Deferred Sales Charges — Class B Shares

Class B shares that are redeemed within three years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0–1	1.00%
1–2	0.50%
2–3	0.25%
3 and thereafter	0.00%

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 0.25% (the applicable rate in the third year after purchase).

Class B shareholders of the Fund exercising the privilege described under “Shareholder Services —Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account (“IRA”) or other retirement plan or following the death or disability (as defined in the Code) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at the time of the redemption in an Employee AccessSM Account available through employers providing eligible 401(k) plans. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLIM Private Investors and held in such account at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services — Fee-Based Programs” and “— Systematic Withdrawal Plan.”

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or

28

varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

Conversion of Class B Shares to Class D Shares. After approximately ten years (the “Conversion Period”), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services —Fee-Based Programs.”

Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges — Class C Shares

Class C shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held or withdrawals through the Merrill Lynch Systematic Withdrawal Plans. See “Shareholder Services — Systematic Withdrawal Plan.”

Class B and Class C Sales Charge Information

	Class B Shares*

	For the Fiscal Year Ended May 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
	2002	$ 75,206	$ 75,206
	2001	$106,768	$106,768
	2000	$ 88,952	$ 88,952

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

29

	Class C Shares

	For the Fiscal Year Ended May 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
	2002	$21,709	$21,709
	2001	$ 2,036	$ 2,036
	2000	$ 2,039	$ 2,039

Merrill Lynch compensates its Financial Advisors for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of securities dealers or other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial advisors for selling Class B and Class C shares from a dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the “NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Closed-End Fund Reinvestment Options

Class A shares of the Fund (“Eligible Class A Shares”) are offered at net asset value to holders of the common stock of certain closed-end funds advised by the Manager or FAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of such shares in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, holders of the common stock of closed-end funds who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund (“Eligible Class D Shares”) at net asset value if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in that fund’s initial public offering or represent dividends paid on shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the reinvestment option.

 Subject to the conditions set forth below, shares of the Fund are offered at net asset value to holders of the common stock of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of the Fund.

In order to exercise this reinvestment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an “eligible fund”) must sell his or her shares of common stock of the eligible fund (the “eligible shares”) back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This option is available only with respect to eligible shares as to which no Early Withdrawal Charge (as defined in the eligible fund’s prospectus) is applicable. Purchase orders from eligible fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of the Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. Such waiver is subject to the requirement that the investor has held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

Reference is made to “Key Facts — Fees and Expenses” in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

30

The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

The Distribution Plans for Class B and Class C shares each provides that the Fund also pay the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.30% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial advisors or other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B or Class C shares through selected securities dealers or other financial intermediaries without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial advisors, selected securities dealer or other financial intermediary in connection with the sale of the Class B and Class C shares.

The Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly and, in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans, annually. Distribution-related revenues consist of the account maintenance fees, distribution fees, and CDSCs and distribution-related expenses consist of financial branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expenses.

As of May 31, 2002, direct cash distribution revenues for the period since the commencement of operations of Class B shares exceeded direct cash distribution expenses by $17,879,844 (29.15% of Class B net assets at that date). As of May 31, 2002, direct cash distribution revenues for the period since the commencement of operations of Class C shares exceeded direct cash distribution expenses by $308,299 (7.06% of Class C net assets at that date).

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For the fiscal year ended May 31, 2002, the Fund paid the Distributor $249,410 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $62.0 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended May 31, 2002, the Fund paid the Distributor $124,268 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $30.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended May 31, 2002, the Fund paid the Distributor $61,102 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $60.8 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

The following table sets forth comparative information as of May 31, 2002 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor’s voluntary maximum.

	Data Calculated as of May 31, 2002

	(in thousands)

	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)

Class B Shares for the period August 2, 1991 (commencement of operations) to May 31, 2002
Under NASD Rule as Adopted	$1,064,941	$63,738	$67,198	$130,936	$22,903	$108,033	$184
Under Distributor’s Voluntary Waiver	$1,064,941	$63,738	$8,146	$71,884	$22,903	$48,981	$184
Class C Shares, for the period October 21, 1994 (commencement of operations) to May 31, 2002
Under NASD Rule as Adopted	$25,854	$1,614	$629	$2,243	$346	$1,897	$131

(1)	Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Includes amounts attributable to exchanges from Summit that are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4)	Consists of CDSC payments, distribution fee payments and accruals. See “Key Facts — Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the

(footnotes continued on next page)

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(footnotes continued from previous page)

proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the MFA Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

The Fund has entered into a joint committed line of credit with other investment companies advised by the Manager and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the“Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed

33

must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will not usually exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

The Fund also will repurchase Fund shares through a selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price.

The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege — Class A and Class D Shares

Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s Merrill Lynch Financial Advisor within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

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PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Your Account — How Shares are Priced” in the Prospectus.

The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.

The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares. Moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

Portfolio securities of the Fund that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are generally valued at market value. Obligations with remaining maturity 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors of the Fund.

Generally, trading in mortgage-backed or other securities issued or guaranteed by U.S. Government agencies or instrumentalities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of

35

the Fund’s net asset value. If events occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund.

Computation of Offering Price Per Share

An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund’s net assets and number of shares outstanding on May 31, 2002 is set forth below.

	Class A	Class B	Class C	Class D
Net Assets	$33,042,450	$61,227,225	$43,751,285	$72,863,429

Number of Shares Outstanding	$ 3,429,343	$ 6,383,453	$ 4,557,274	$ 7,594,465

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 9.64	$ 9.59	$ 9.60	$ 9.59
Sales Charge (for Class A and Class D shares: 1.00% of offering price; 1.01% of net asset value per share)*	.10	**	**	.10

Offering Price	$ 9.74	$ 9.59	$ 9.60	$ 9.69


*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares” herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the Fund, and the firm's risk and skill in positioning blocks of securities. While the Manager generally seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Manager may select a broker based partly upon brokerage or research services provided to the Manager and its clients, including the Fund. In return for such services the Manager may pay a higher commission than other brokers would charge if the Manager determines in good faith that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Manager, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount of commission another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Manager believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation of investments. Examples of research-oriented services for which the Manager might use Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in

36

connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Manager’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Manager are not reduced as a result of the Manager’s receipt of research services.

In some cases the Manager may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Manager makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Manager will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Manager faces a potential conflict of interest, but the Manager believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Manager with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund and subject to best execution, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

For the fiscal years ended May 31, 2000, 2001 and 2002, the Fund paid no brokerage commissions.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objective and Policies — Investment Restrictions.”

Because of the affiliation of Merrill Lynch with the Manager, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Manager as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by MLIM or its affiliates. For the fiscal year ended May 31, 2002, that affiliated entity received no securities lending agent fees.

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Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor, your Merrill Lynch Financial Advisor, a selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch, a selected securities dealer or other financial intermediary. Upon the transfer of shares out of a Merrill Lynch brokerage account or an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name may be opened automatically at the Transfer Agent.

Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

Shareholders may transfer their Fund shares from Merrill Lynch, a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets

38

must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer, or other financial intermediary to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for the benefit of the shareholder whether the securities dealer, or other financial intermediary has entered into an agreement with the Distributor or not.

Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer or other financial intermediary should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Exchange Privilege

U.S. shareholders of each class of shares of the Fund have an exchange privilege with other Select Pricing Funds and Summit, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

Exchanges of Class A or Class D shares outstanding (“outstanding Class A or Class D shares”) for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit (“new Class A or Class D shares”) are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding (“outstanding Class B or Class C shares”) offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit (“new Class B

39

or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Small Cap Value Fund, Inc. (“Small Cap Value Fund”) after having held the Fund’s Class B shares for two and a half years. The 1.0% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Small Cap Value Fund and receive cash. There will be no CDSC due on this redemption, since by “tacking” the two and a half year holding period of Fund Class B shares to the three-year holding period for the new Small Cap Value Fund Class B shares, the investor will be deemed to have held the Small Cap Value Fund Class B shares for more than five years.

Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Advisor for further information.

Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be “tacked” to the holding period for the Class B or Class C shares originally held. The Fund’s exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

40

Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Advisor, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealer or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application.

Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the account holder is deceased, the request is by an individual other than the account holder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain fee-based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from Merrill Lynch.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed, as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

41

Automatic Investment Plans

A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan. Under the Automatic Investment Plan, the Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. Alternatively, an investor that maintains a CMA® Account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 or more for retirement accounts) or more through the CMA® Automated Investment Program.

Automatic Dividend Reinvestment Plan

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund determined as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Shareholders may, at any time, elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class

42

B or Class C shares are otherwise redeemed. See “Purchase of Shares —Deferred Sales Charge Alternatives —Class B and Class C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Advisor.

Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

Alternatively, a shareholder whose shares are held within a CMA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

DIVIDENDS AND TAXES

Dividends

The Fund distributes substantially all of its net investment income, if any. Dividends from such investment income are paid monthly. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually. All net realized capital gains, if any, are distributed to the Fund’s shareholders at least annually. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains to the Fund for Federal income tax purposes.

For information concerning the manner in which dividends may be reinvested automatically in shares of the Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” A shareholder may also elect to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See “Pricing of Shares — Determination of Net Asset Value.”

Taxes

The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the “shareholders”). The Fund intends to distribute substantially all of such income.

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The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder’s basis in the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

44

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may make investments that produce taxable income that is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include dollar rolls and obligations that have original issue discount (such as SMBSs), that accrue discount or are subordinated in the mortgage-backed securities structure. Such taxable income would be treated as income earned by the Fund and would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting loss deduction, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders so as to qualify for treatment as a RIC at all times.

Tax Treatment of Interest Rate Transactions, Options and Futures

The Fund may write, purchase or sell options and futures. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in swaps, options and futures contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in swaps, options and futures contracts.

The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Fund will limit its activity in this regard in order to maintain its qualification as a RIC.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. In general, state law does not consider income derived from MBSs to be income attributable to U.S. Government obligations.

Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

45

Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. The taxes due on dividends are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Set forth below is total return information, before and after taxes, for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment. As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of

46

the Fund outstanding prior to October 21, 1994, were redesignated Class D shares, and historical performance data pertaining to such shares is provided below under the caption “Class D Shares.”

Period	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended May 31, 2002	5.46%	4.90%	4.99%	5.24%
Five Years Ended May 31, 2002	5.43%	4.92%	4.89%	5.17%
Inception (October 21, 1994) to May 31, 2002	6.04%	—	5.36%	—
Ten Years Ended May 31, 2002	—	4.50%	—	4.89%
	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charge)
One Year Ended May 31, 2002	3.44%	3.03%	3.13%	3.27%
Five Years Ended May 31, 2002	3.17%	2.93%	2.91%	3.00%
Inception (October 21, 1994) to May 31, 2002	3.66%	—	3.29%	—
Ten Years Ended May 31, 2002	—	2.58%	—	2.78%
	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charge)
One Year Ended May 31, 2002	3.30%	2.97%	3.02%	3.17%
Five Years Ended May 31, 2002	3.20%	2.93%	2.92%	3.04%
Inception (October 21, 1994) to May 31, 2002	3.64%	—	3.25%	—
Ten Years Ended May 31, 2002	—	2.63%	—	2.85%
	Yield
30 days ended May 31, 2002	4.13%	3.77%	3.77%	4.03%

Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares,” the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

On occasion, the Fund may compare its performance to various indices, including the Standard & Poor’s 500 Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News &World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other

47

materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

The Fund was incorporated under Maryland law on April 19, 1991. It has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class C each consists of 100,000,000 shares, Class B consists of 600,000,000 shares and Class D consists of 200,000,000 shares. Class A, Class B, Class C and Class D Common Stock all represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the account maintenance and/or distribution of the shares of a class will be borne solely by such class. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

The Manager provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. Such shares will be acquired for investment and can only be disposed by redemption. The organizational expenses of the Fund were paid by the Fund and amortized over a period not exceeding five years. The proceeds realized by the Manager (or any subsequent holder) upon redemption of any of such shares will be reduced by the proportionate amount of the unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

Independent Auditors

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10028-1008, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian

The Bank of New York (the “Custodian”), 100 Church Street, New York, New York 10286, acts as the custodian of the Fund’s assets. Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held

48

in its offices outside of the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares — Through the Transfer Agent” in the Prospectus.

Legal Counsel

Sidley Austin Brown &Wood LLP, 787 Seventh Avenue, New York, New York 10019, is counsel for the Fund.

Reports to Shareholders

The fiscal year of the Fund ends on May 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

Under a separate agreement, ML &Co. has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML &Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML &Co.

To the knowledge of the Fund, the following entities owned beneficially or of record 5% or more of each class of the Fund’s shares as of August 9, 2002:

Name	Address	Percentage and Class
Merrill Lynch Trust Co., FSB(1)	800 Scudders Mill Road	6.63% of Class A
TTEE FBO Merrill Lynch	Plainsboro, NJ 08536

Merrill Lynch Trust Co., FSB(1)	800 Scudders Mill Road	7.00% of Class D
Trustee FBO Benefits for You	Plainsboro, NJ 08536
401(k) plan

Gerald S Casilli TTEE	800 Scudders Mill Road	5.27% of Class D
Jeanne L Casilli TTEE	Plainsboro, NJ 08536
By Casilli Revocable Trust

(1)	Represents ownership by pension, 401(k) or similar retirement plans. Merrill Lynch Trust Company is the record owner only. The underlying plan participants have the authority to vote and to dispose of the shares. To the knowledge of the Funds, no underlying plan participant is the beneficial owner of 5% or more of any class of shares of the Fund.

49

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

50

CODE #: 13938-09-02

PART C. OTHER INFORMATION

Item 23. Exhibits

Exhibit Number			Description

1	(a)	—	Articles of Incorporation of the Registrant, dated April 18, 1991.(a)
	(b)	—	Articles of Amendment to Articles of Incorporation of the Registrant, dated May 31, 1991.(b)
	(c)	—	Articles of Amendment to Articles of Incorporation of the Registrant, dated October 17, 1994.(a)
	(d)	—	Articles Supplementary to Articles of Incorporation of the Registrant, dated October 17, 1994.(a)
	(e)	—	Articles of Amendment to Articles of Incorporation of Registrant, dated September 25, 2000.(j)
	(f)	—	Articles of Amendment to Articles of Incorporation, dated October 19, 2000.(k)
2		—	By-Laws of the Registrant.(a)
3		—	Portions of the Articles of Incorporation, and By-Laws of the Registrant defining the rights of shareholders of the Registrant.(c)
4		—	Form of Amended and Restated Management Agreement between the Registrant and Merrill Lynch Investment Managers, L.P.(j)
5		—	Form of Distribution Agreement between the Registrant and FAM Distributors, Inc.(g)
6		—	None.
7		—	Custodian Agreement between the Registrant and The Bank of New York, dated October 26, 2001.(n)
8	(a)(1)	—	Amended and Restated Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(k)
	(a)(2)	—	Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.(k)
	(b)	—	License Agreement Relating to Use of Name between the Registrant and Merrill Lynch & Co., Inc.(a)
	(c)(1)	—	Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(h)
	(c)(2)	—	Form of Second Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(l)
	(d)	—	Form of Securities Lending Agency Agreement between the Registrant and QA Advisers LLC, dated August 10, 2001.(m)
9	(a)	—	Opinion of Brown & Wood LLP, counsel to the Registrant.(a)
	(b)	—	Consent of Brown & Wood LLP, counsel to the Registrant.(f)
10		—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11		—	None.
12		—	Certificate of the Manager.(a)
13	(a)	—	Form of Amended and Restated Class B Shares Distribution Plan of the Registrant.(j)
	(b)	—	Form of Amended and Restated Class C Shares Distribution Plan of the Registrant.(j)
	(c)	—	Form of Amended and Restated Class D Shares Distribution Plan of the Registrant.(j)
14		—	Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(d)
15		—	Code of Ethics.(i)

(a)	Filed on September 27, 1995, as an Exhibit to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement under the Securities Act of 1933, as amended, on Form N-1A
(File No. 33-40332) (the “Registration Statement”).
(b)	Reference is made to Article V, Article VI (section 3), Article VII, Article VIII and Article X of the Registrant’s Articles of Incorporation, previously filed as Exhibit 1 to the Registration Statement; and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XIII and Article XIV of the Registrant’s By-Laws previously filed as Exhibit 2 to the Registration Statement.
(c)	Filed on October 14, 1994, as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement.
(d)	Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

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(e)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.
(f)	Filed on September 28, 1999 as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.
(g)	Filed on July 5, 2000, as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement.
(h)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.
(i)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (File No. 33-50417), filed on November 22, 2000.
(j)	Filed on September 28, 2000, as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement.
(k)	Filed on August 31, 2001, as an exhibit to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement.
(l)	Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 14, 2001.
(m)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 5 of the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.

Item 24. Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 25. Indemnification

Reference is made to Article VI of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

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In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient or the advance ultimately will be found entitled to indemnification.

Item 26. Business and Other Connections of the Manager

Merrill Lynch Investment Managers, L.P. (“MLIM” or the “Manager”), acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and The Asset Program, Inc.; and for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc., and The S&P 500® Protected Equity Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

Fund Asset Management, L.P. (“FAM”), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund IV, Inc., Corporate High Yield Fund V, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured

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Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111- 2665. The address of the Manager, FAM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and ML & Co. is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 2000 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Mr. Doll is an officer of one or more of such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment

ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of FAM

Princeton Services	General Partner	General Partner of FAM

Robert C. Doll, Jr.	President

President of FAM; Director of Princeton Services; Co-Head (Americas Region) of the Manager from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Terry K. Glenn	Chairman (Americas Region) and Executive Vice President

President, Merrill Lynch Mutual Funds, Chairman and Executive Vice President of FAM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; President of Princeton Administrators; Director of FDS

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President and Treasurer of FAM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Philip L. Kirstein	General Counsel (Americas Region)	General Counsel of FAM; Senior Vice President, General Counsel, Director and Secretary of Princeton Services

C-4

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Mary E. Taylor	Head (Americas Region)	Senior Vice President of ML & Co.; President and Chief Operating Officer of Merrill Lynch Canada, Inc.

Item 27. Principal Underwriters

(a) FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Global Financial Services Master Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and acts as the principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc.; Merrill Lynch Global Balanced Fund of Mercury Funds, Inc., Merrill Lynch International Fund of Mercury Funds, Inc., Mercury Large Cap Series Fund, Inc., Mercury Mid Cap Growth Fund, Inc., Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Terry K. Glenn	Chairman and Director	President and Director
Robert C. Doll	President and Director	None
Mary Taylor	Executive Vice President	None
Jerry Miller	Senior Vice President	None
Frank Salerno	Senior Vice President	None
Brian Fullerton	Senior Vice President	None
Philip L. Kirstein	Senior Vice President, Secretary and Director	None
Charles Winters	Senior Vice President	None
Lawrence Haber	Senior Vice President and Treasurer	None

(c) Not applicable.

C-5

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29. Management Services

Other than as set forth under the caption “Management of the Fund — Merrill Lynch Investment Managers” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings

Not applicable.

C-6

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 3rd day of September, 2002.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC. (Registrant)

	By:	/s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

	TERRY K. GLENN* (Terry K. Glenn)	President and Director (Principal Executive Officer)

	DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

	JAMES H. BODURTHA* (James H. Bodurtha)	Director

	JOE GRILLS* (Joe Grills)	Director

	HERBERT I. LONDON* (Herbert I. London)	Director

	ANDRÉ F. PEROLD* (André F. Perold)	Director

	ROBERTA COOPER RAMO* (Roberta Cooper Ramo)	Director

	ROBERT S. SALOMON, JR.* (Robert S. Salomon, Jr.)	Director

	MELVIN R. SEIDEN* (Melvin R. Seiden)	Director

	STEPHEN B. SWENSRUD* (Stephen B. Swensrud)	Director

*By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)		September 3, 2002

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POWER OF ATTORNEY

The undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Terry K. Glenn, Donald C. Burke and Robert C. Doll, Jr., or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission (the “Commission”): Apex Municipal Fund, Inc.; The Asset Program, Inc.; Corporate High Yield Fund, Inc.; Corporate High Yield Fund II, Inc.; Corporate High Yield Fund III, Inc.; Corporate High Yield Fund IV, Inc.; Corporate High Yield Fund V, Inc.; Financial Institutions Series Trust; Fund Asset Management Master Trust; Master Focus Twenty Trust; Master Large Cap Series Trust; Master Mid Cap Growth Trust; Master Premier Growth Trust; Mercury Focus Twenty Fund, Inc.; Mercury HW Funds; Mercury HW Variable Trust; Mercury Large Cap Series Funds, Inc.; Mercury Mid Cap Growth Fund, Inc.; Mercury Premier Growth Fund, Inc.; Merrill Lynch California Municipal Series Trust; Merrill Lynch Focus Twenty Fund, Inc.; Merrill Lynch Focus Value Fund, Inc.; Merrill Lynch Fundamental Growth Fund, Inc.; Merrill Lynch Investment Managers Funds, Inc.; Merrill Lynch Large Cap Series Funds, Inc.; Merrill Lynch Mid Cap Growth Fund, Inc.; Merrill Lynch Multi-State Limited Maturity Municipal Series Trust; Merrill Lynch Multi-State Municipal Series Trust; Merrill Lynch Premier Growth Fund, Inc.; Merrill Lynch Retirement Series Trust; Merrill Lynch Short Term U.S. Government Fund, Inc.; Merrill Lynch U.S. Government Mortgage Fund; Merrill Lynch Variable Series Funds, Inc.; Merrill Lynch World Income Fund, Inc.; MuniAssets Fund, Inc.; MuniEnhanced Fund, Inc.; MuniHoldings California Insured Fund, Inc.; MuniHoldings Insured Fund II, Inc.; MuniInsured Fund, Inc.; MuniYield Arizona Fund, Inc.; MuniYield California Fund, Inc.; MuniYield California Insured Fund II, Inc.; MuniYield Florida Fund; MuniYield Fund, Inc.; MuniYield Insured Fund, Inc.; MuniYield Michigan Fund, Inc.; MuniYield New Jersey Fund, Inc.; MuniYield New York Insured Fund, Inc.; MuniYield Quality Fund, Inc.; and MuniYield Quality Fund II, Inc.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Susan B. Baker, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Master Focus Twenty Trust; Master Mid Cap Growth Trust; Master Premier Growth Trust; Mercury Focus Twenty Fund, Inc.; Mercury Mid Cap Growth Fund, Inc.; Mercury Premier Growth Fund, Inc.; Merrill Lynch Focus Twenty Fund, Inc.; Merrill Lynch Mid Cap Growth Fund, Inc.; and Merrill Lynch Premier Growth Fund, Inc.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Stephen Benham, as attorney-in-fact, to

C-8

sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Apex Municipal Fund, Inc.; MuniAssets Fund, Inc.; MuniHoldings Insured Fund II, Inc., MuniInsured Fund, Inc.; and MuniYield Insured Fund, Inc.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Phillip S. Gillespie, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Fund Asset Management Master Trust; Mercury HW Funds; Mercury HW Variable Trust; Merrill Lynch Investment Managers Funds, Inc.; Merrill Lynch Retirement Series Trust; Merrill Lynch Short Term U.S. Government Fund, Inc.; and Merrill Lynch U.S. Government Mortgage Fund.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Robert Harris, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Financial Institutions Series Trust and Merrill Lynch World Income Fund, Inc.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Bradley J. Lucido, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Corporate High Yield Fund, Inc.; Corporate High Yield Fund II, Inc.; Corporate High Yield Fund III, Inc.; Corporate High Yield Fund IV, Inc.; and Corporate High Yield Fund V, Inc.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Allan J. Oster, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: The Asset Program, Inc., Merrill Lynch Focus Value Fund, Inc.; Merrill Lynch Fundamental Growth Fund, Inc.; and Merrill Lynch Variable Series Funds, Inc.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Alice A. Pellegrino, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment

C-9

companies and to file the same, with all exhibits thereto, with the Commission: Master Large Cap Series Trust; Mercury Large Cap Series Funds, Inc.; Merrill Lynch California Municipal Series Trust; Merrill Lynch Large Cap Series Funds, Inc.; Merrill Lynch Multi-State Limited Maturity Municipal Series Trust; Merrill Lynch Multi-State Municipal Series Trust; MuniEnhanced Fund, Inc.; MuniHoldings California Insured Fund, Inc.; MuniYield Arizona Fund, Inc.; MuniYield California Fund, Inc.; MuniYield California Insured Fund II, Inc.; MuniYield Florida Fund; MuniYield Fund, Inc.; MuniYield Michigan Fund, Inc.; MuniYield New Jersey Fund, Inc.; MuniYield New York Insured Fund, Inc.; MuniYield Quality Fund, Inc.; and MuniYield Quality Fund II, Inc.

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Dated: April 16, 2002

/s/ TERRY K. GLENN	/s/ DONALD C. BURKE
Terry K. Glenn (President/Principal Executive Officer/Director/Trustee)	Donald C. Burke (Vice President/Treasurer/Principal Financial and Accounting Officer)

/s/ JAMES H. BODURTHA	/s/ JOE GRILLS
James H. Bodurtha (Director/Trustee)	Joe Grills (Director/Trustee)

/s/ HERBERT I. LONDON	/s/ ANDRÉ F. PEROLD
Herbert I. London (Director/Trustee)	André F. Perold (Director/Trustee)

/s/ ROBERTA COOPER RAMO	/s/ ROBERT S. SALOMON, JR.
Roberta Cooper Ramo (Director/Trustee)	Robert S. Salomon, Jr. (Director/Trustee)

/s/ MELVIN R. SEIDEN	/s/ STEPHEN B. SWENSRUD
Melvin R. Seiden (Director/Trustee)	Stephen B. Swensrud (Director/Trustee)

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EXHIBIT INDEX

Exhibit Numbers		Description

10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.